Execution Version American Homes 4 Rent 43,500,000 Class A Common Shares of Beneficial Interest, $0.01 par value per share Underwriting Agreement September 7, 2016 Merrill Lynch, Pierce, Fenner & Smith Incorporated c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, New York 10036 Ladies and Gentlemen: Alaska Permanent Fund Corporation (the “Selling Shareholder”) proposes, subject to the terms and conditions stated herein, to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) an aggregate of 43,500,000 Class A common shares of beneficial interest (the “Shares”) of American Homes 4 Rent, a Maryland real estate investment trust (the "Company"), par value $0.01 per share (the “Class A Shares”). 1. (a) The Company and American Homes 4 Rent, L.P., a Delaware limited partnership (the “Operating Partnership”), jointly and severally represent and warrant to, and agree with, the Underwriter that: (i) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”), on Form S-3 (File No. 333-197921) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post- effective amendment thereto, became effective upon filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and including any prospectus supplement relating to the Shares that is filed with the Commission

2 and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented by the Preliminary Prospectus immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Basic Prospectus, such Pricing Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”); (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or by the Selling Shareholder expressly for use therein; (iii) For the purposes of this Agreement, the "Applicable Time" is 11:00 P.M. (New York City time) on the date of this Agreement; the Pricing Prospectus, as of the Applicable Time, as supplemented by the information listed on Schedule I(c) hereto, taken together (collectively, the "Pricing Disclosure Package"), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule I(a) hereto does not conflict with the information contained in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, each as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made

3 in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or by the Selling Shareholder expressly for use therein; (iv) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or by the Selling Shareholder expressly for use therein; and no such documents were filed with the Commission since the Commission's close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule I(b) hereto; (v) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or by the Selling Shareholder expressly for use therein; (vi) The Company is a real estate investment trust duly organized and validly existing and in good standing under the laws of the State of Maryland, with requisite real estate investment trust power and authority to own, lease or operate its properties and to conduct its business as described in the Pricing Prospectus and to execute and deliver this Agreement and to consummate the transactions contemplated hereby; each direct or indirect subsidiary of the Company listed on Schedule II hereto (each a “Company Subsidiary”) is duly organized and validly existing as a corporation, limited liability company or limited partnership, as applicable, in good standing under the laws of the state of its incorporation or organization, as applicable, with requisite corporate, limited liability company or limited partnership power and authority to own, lease or operate its properties and to conduct its business as described in the Pricing Prospectus, and the Operating Partnership has full limited partnership power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; the Company Subsidiaries are the only subsidiaries, direct or indirect, of the Company; no Company Subsidiary is currently prohibited, directly or indirectly, from paying any dividends or distributions to the Company, from repaying to the Company any loans or advances to such

4 Company Subsidiary from the Company or from transferring any of such Company Subsidiary’s property or assets to the Company or any other Company Subsidiary; all of the outstanding limited liability company or partnership interests, as the case may be, of each of the Company Subsidiaries are, except as described in the Pricing Prospectus, owned by the Company or another Company Subsidiary free and clear of all liens, encumbrances and equities and claims; (vii) All of the issued and outstanding Class A Shares (including the Shares to be purchased by the Underwriter from the Selling Shareholder), Class B common shares of beneficial interest of the Company, Series A participating preferred shares of beneficial interest of the Company, Series B participating preferred shares of beneficial interest of the Company, Series C participating preferred shares of beneficial interest of the Company, Series D participating preferred shares of beneficial interest of the Company and Series E participating preferred shares of beneficial interest of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and have not been issued in violation of or subject to any preemptive right or other similar right of shareholders arising by operation of law, under the charter or bylaws, each as amended, of the Company, under any agreement to which the Company is a party or otherwise; all of the ownership interests of each Company Subsidiary, including the outstanding Class A common units of limited partnership interest of the Operating Partnership (the “Class A Units”), the Class B common units of limited partnership interest of the Operating Partnership, the Series C convertible units of limited partnership interest of the Operating Partnership, the Series D convertible units of limited partnership interest of the Operating Partnership and the Series E convertible units of limited partnership interest of the Operating Partnership have been duly and validly authorized and issued and unitholders have no obligation to make any further payments for the purchase of such units or contributions to the Operating Partnership solely by reason of their ownership of such units and have not been issued in violation of or subject to any preemptive right or other similar right of unitholders arising by operation of law, under the Agreement of Limited Partnership, dated as of November 21, 2012, as amended, by and among the Company, as the general partner of the Operating Partnership, and the limited partners listed therein (as amended from time to time, the “Operating Partnership Agreement”), or under any agreement to which the Operating Partnership is a party or otherwise; except as disclosed in or contemplated by the Pricing Prospectus and the Prospectus, there are no outstanding (i) securities or obligations of the Company or any Company Subsidiary convertible into or exchangeable for any shares of beneficial interest (or limited liability company or partnership interests, as applicable) of the Company or any such Company Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Company Subsidiary any such shares of beneficial interest (or limited liability company or partnership interests, as applicable) or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any such Company Subsidiary to issue or sell any shares of beneficial interest (or limited liability company or partnership interests, as applicable), any such convertible or exchangeable securities or obligation, or any such warrants, rights or options; (viii) [Reserved]; (ix) [Reserved]; (x) The Company and each Company Subsidiary is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it conducts its business, or in which it owns or leases property or maintains an office and in which such qualification or licensing is necessary and in which the failure, individually or in the aggregate, to be so qualified or licensed could

5 reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and the Company Subsidiaries taken as a whole (a “Material Adverse Effect”); (xi) The Company and each Company Subsidiary has legal, valid and defensible title to all assets and properties reflected as owned by it in the Pricing Prospectus and the Prospectus (whether through fee ownership or similar rights of ownership), in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in both the Pricing Prospectus and the Prospectus or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; any real property or personal property held under lease by the Company or any Company Subsidiary is held under a lease that is valid, existing and enforceable by the Company or the Company Subsidiaries, as applicable, with such exceptions as are disclosed in the Pricing Prospectus and the Prospectus or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; neither the Company nor any Company Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Company Subsidiary under any such lease, with such exceptions as are disclosed in the Pricing Prospectus and the Prospectus or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; no tenant under any lease to which the Company or any Company Subsidiary leases any portion of its property is in default under such lease, except as could not otherwise be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect; neither the Company nor any Company Subsidiary has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the properties of any of the Company or any Company Subsidiary except as disclosed in both the Pricing Prospectus and the Prospectus or as could not otherwise be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect; title insurance in favor of the Company or the applicable Company Subsidiary has been obtained with respect to each property owned by any such entity in an amount that is customary for companies engaged in the same or similar businesses, except where the failure to maintain such title insurance could not otherwise be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect; and neither the Company nor any Company Subsidiary has sold or contracted to sell any real property except as disclosed in both the Pricing Prospectus and the Prospectus or as could not otherwise be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect; (xii) The Company and each Company Subsidiary owns or possesses such licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”), as are necessary to entitle the Company and each Company Subsidiary to conduct their respective businesses described in the Pricing Prospectus and the Prospectus, and none of the Company or any Company Subsidiary has received written notice of any infringement of or conflict with (and, upon due inquiry, none of the Company or any Company Subsidiary knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (xiii) The Company and the Company Subsidiaries own or have a valid right to access and use all computer systems, networks, hardware, software, databases, websites and

6 equipment used to process, store, maintain and operate data, information and functions used in connection with the business of the Company and the Company Subsidiaries (the “Company IT Systems”). The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and the Company Subsidiaries as currently conducted, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (xiv) None of the Company or any Company Subsidiary has violated, or received notice of any violation with respect to, any law, rule, regulation, order decree or judgment applicable to it and its business, including those relating to transactions with affiliates, environmental, safety or similar laws, federal or state laws relating to discrimination in the hiring, promotion or pay of employees, federal or state wages and hours law, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules and regulations promulgated thereunder, except for those violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (xv) None of the Company, any Company Subsidiary or any of their respective officers, trustees, directors, agents, employees or affiliates purporting to act on behalf of the Company or any Company Subsidiary, has at any time, directly or indirectly, (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law (including the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company, (iv) violated any provision of the FCPA or (v) made any other unlawful payment; (xvi) The Company has made an election to be taxed as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the provisions of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”), commencing with its initial taxable year ending December 31, 2012; as of the Time of Delivery, the Company will be organized in conformity with the requirements for qualification and taxation as a REIT; the proposed method of operation of the Company as described in the Pricing Prospectus and the Prospectus will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code and no actions have been taken (or not taken which are required to be taken) by the Company that could cause the Company to fail to qualify as a REIT; the Company has no intention of changing its operations or engaging in activities that could cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT; (xvii) There are no outstanding loans or advances or guarantees of indebtedness by the Company or any Company Subsidiary to or for the benefit of any of the officers, trustees, directors, affiliates or representatives of the Company or any Company Subsidiary or any of the members of the families of any of them; (xviii) Except with respect to the Underwriter, none of the Company or any Company Subsidiary has incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated hereby;

7 (xix) None of the Company or any Company Subsidiary is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach or violation of, or default under) (i) its respective charter, bylaws, limited liability company agreement, partnership agreement or other organizational documents, in each case as amended as of the date hereof (collectively, the “Charter Documents”), (ii) the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or such Company Subsidiary is a party or by which it or its respective properties may be bound or affected or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order applicable to the Company or any Company Subsidiary, except, in the case of clauses (ii) and (iii) above, for such breaches, violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect; (xx) The execution, delivery and performance by the Company and the Operating Partnership of this Agreement and the consummation by the Company and the Company Subsidiaries of the transactions contemplated hereby, and the compliance by the Company and the Company Subsidiaries with the terms and provisions hereunder will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the Charter Documents of the Company or any Company Subsidiaries, (ii) any provision of any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any Company Subsidiary is a party or by which it or its respective properties may be bound or affected or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order applicable to the Company or any Company Subsidiary, except in the case of clauses (ii) or (iii) for such conflicts, breaches or defaults that have been validly waived or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company or any Company Subsidiary; (xxi) This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and constitutes a legal, valid and binding agreement of the Company and the Operating Partnership, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity, and except to the extent that the indemnification provisions hereof may be limited by federal or state securities laws and public policy considerations in respect thereof; (xxii) The Shares conform in all material respects to the descriptions thereof contained in both the Pricing Prospectus and the Prospectus; (xxiii) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance by the Company and the Operating Partnership of this Agreement or the consummation by the Company and the Operating Partnership of the transactions contemplated hereby, other than (i) the registration under the Act of the Shares, (ii) the approval by the Financial Industry Regulatory Authority ("FINRA") of the underwriting terms and arrangements and (iii) any necessary qualification under the

8 securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter; (xxiv) The Company and each Company Subsidiary have all necessary licenses, permits, certificates, authorizations, consents and approvals and have made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and have obtained all necessary licenses, permits, certificates, authorizations, consents and approvals from other persons required in order to conduct their respective businesses as described in both the Pricing Prospectus and the Prospectus, except to the extent that any failure to have any such licenses, permits, certificates, authorizations, consents or approvals, to make any such filings or to obtain any such licenses, permits, certificates, authorizations, consents or approvals would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or any Company Subsidiary is in violation of, or in default under, any such license, permit, certificate, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any Company Subsidiary, the effect of which could reasonably be expected to have a Material Adverse Effect; (xxv) The copies of all contracts, agreements, instruments, rent rolls and other documents (including governmental licenses, authorizations, permits, consents and approvals and all amendments or waivers relating to any of the foregoing) that have been previously furnished to the Underwriter or its counsel are complete and genuine and include all material collateral and supplemental agreements thereto; (xxvi) Other than as set forth in both the Pricing Prospectus and the Prospectus and other than those that would not, individually or in the aggregate, have a Material Adverse Effect, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company or any Company Subsidiary, threatened against the Company or any Company Subsidiary or any of their respective properties, trustees, directors, officers or affiliates at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency; other than the Underwriter and the Selling Shareholder, none of the Company or any Company Subsidiary has authorized anyone other than the Company’s trustees and officers to make any representations regarding the offer and sale of the Shares, or regarding the Company or such Company Subsidiary in connection therewith; and none of the Company or any Company Subsidiary has received notice of any order or decree preventing the use of the Pricing Prospectus or the Prospectus or any amendment or supplement thereto; (xxvii) Subsequent to the date of the Preliminary Prospectus, and except as may be otherwise stated in both the Pricing Prospectus and the Prospectus, there has not been (i) any event, circumstance or change that has, or could reasonably be expected, individually or in the aggregate, to have, a Material Adverse Effect, (ii) any transaction, other than in the ordinary course of business, which is material to the Company or any Company Subsidiary, contemplated or entered into by the Company or any Company Subsidiary, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company, other than in the ordinary course of business, which is material to the Company or any Company Subsidiary, (iv) any dividend or distribution of any kind declared, paid or made by the Company or any Company Subsidiary on any class of its equity shares (or limited liability company or partnership interests, as applicable) or any purchase by the Company or any Company Subsidiary of any of its outstanding shares of beneficial interest (or limited liability company or partnership interests, as applicable), or (v)

9 any change of the shares of beneficial interest (or limited liability company or partnership interests, as applicable) or indebtedness of the Company or any Company Subsidiary; (xxviii) Neither the Company nor any Company Subsidiary is nor, upon the sale of the Shares as contemplated herein, will be an “investment company” or an entity “controlled” by an “investment company” (as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder); (xxix) There are no persons with registration or other similar rights to have any securities registered by the Company under the Act other than pursuant to (i) the Registration Rights Agreement, dated June 10, 2013 between the Company and AH LLC, as amended (the “AH LLC Registration Rights Agreement”), (ii) the Registration Rights Agreement, dated June 11, 2013, between the Company and the Alaska Permanent Fund Corporation, acting for and on behalf of the funds that the Alaska Permanent Fund Corporation is designated by Alaska Statutes 37.13 to manage and invest (the “Alaska Fund Registration Rights Agreement”), and (iii) the Agreement and Plan of Merger, dated as of July 1, 2014, among the Company, AMH Portfolio One, LLC, Beazer Pre-Owned Rental Homes, Inc. and KKR Fund Holdings, L.P. (the “Beazer Registration Rights Agreement,” and, together with the AH LLC Registration Rights Agreement and the Alaska Fund Registration Rights Agreement, the “Registration Rights Agreements”); (xxx) None of the independent trustees named in the Pricing Prospectus and the Prospectus has, within the last five years, been employed by or affiliated, directly or indirectly, with the Company or any Company Subsidiary, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or serving as an officer, trustee or director of the Company or any Company Subsidiary or any of their respective affiliates other than as disclosed in the Prospectus; (xxxi) None of the Company, any Company Subsidiary or any of their respective affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the Bylaws of FINRA) any member firm of FINRA; (xxxii) None of the Company, any Company Subsidiary or any of their respective directors, trustees, officers, representatives or affiliates has taken, directly or indirectly, any action intended, or that might reasonably be expected, to cause or result, under the Act, the Exchange Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; (xxxiii) The Company and each Company Subsidiary carries, or is covered by, insurance (issued by insurers of recognized financial responsibility to the best knowledge of the Company) in such amounts and covering such risks as is appropriate for the conduct of their respective businesses and the value of the assets to be held by them upon the consummation of the transactions contemplated by both the Pricing Prospectus and the Prospectus and as is customary for companies engaged in businesses similar to the business of the Company and the Company Subsidiaries, all of which insurance is in full force and effect; (xxxiv) The consolidated financial statements of the Company and American Residential Properties, Inc. ("ARPI"), including the notes thereto, included or incorporated by reference in both the Pricing Prospectus and the Prospectus fairly present in all material respects the financial condition of the Company and ARPI, respectively, as of the respective dates thereof,

10 and the results of its operations for the periods then ended, correctly reflect and disclose all extraordinary items, and have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis. All disclosures contained in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable. The pro forma financial information, including the notes thereto, included or incorporated by reference in both the Pricing Prospectus and the Prospectus fairly present the information shown therein, have been prepared in all material respects in accordance with the applicable requirements of the Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein; (xxxv) BDO USA, LLP, who has certified certain financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus, whose reports with respect to such financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus are included or incorporated by reference in the Pricing Prospectus and the Prospectus and who have delivered the comfort letters referred to in Section 8(d) hereof, are independent registered public accountants with respect to the Company within the meaning of the Act and the rules and regulations of the Commission thereunder; (xxxvi) The Company maintains systems of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Basic Prospectus and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in each of the Pricing Prospectus and the Prospectus, there are no material weaknesses in the Company’s internal controls; since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; (xxxvii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are designed to ensure that material information relating to the Company and the Company Subsidiaries is made known to the

11 Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective in all material respects; (xxxviii) None of the Company, any Company Subsidiary or, to the knowledge of the Company or any Company Subsidiary, any employee, agent or affiliate of the Company or any Company Subsidiary, has made any payment of funds of the Company or any Company Subsidiary or received or retained any funds in violation of any law, rule or regulation, including without limitation the “know your customer” and anti-money laundering laws of any jurisdiction (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Company Subsidiary or, to the knowledge of the Company or any Company Subsidiary, any employee, agent or affiliate of the Company or any Company Subsidiary, with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Company Subsidiary, threatened; (xxxvix) None of the Company or any Company Subsidiary or, to the knowledge of the Company or any Company Subsidiary, any director, trustee, officer, agent, employee or affiliate of the Company or any Company Subsidiary is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State (and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any Company Subsidiary located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”). For the past five years, the Company and each Company Subsidiary have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country; (xl) Any certificate signed by any officer of the Company or any Company Subsidiary delivered to the Underwriter or to counsel for the Underwriter pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company or such Company Subsidiary to the Underwriter as to the matters covered thereby; (xli) (i) The Company and the Company Subsidiaries have accurately prepared and timely filed any and all federal, state, foreign and other tax returns that are required to be filed by them, if any, and have paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company and the Company Subsidiaries are obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), (ii) no deficiency assessment with respect to a proposed adjustment of the federal, state, local or foreign taxes of the Company or any Company Subsidiary is pending or, to the best of the knowledge of the Company or any Company Subsidiary, threatened; and (iii) there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Company Subsidiary; (xlii) Except as described in both the Pricing Prospectus and the Prospectus or as would not in the aggregate reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) neither the Company nor any Company Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of

12 common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and the Company Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company or any Company Subsidiary, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Company Subsidiary, and (iv) to the knowledge of the Company or any Company Subsidiary, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any Company Subsidiary relating to Hazardous Materials or any Environmental Laws; (xliii) Each employee benefit plan, within the meaning of Section 3(3) of ERISA, that is maintained, administered or contributed to by the Company, any Company Subsidiary or any of their affiliates for employees or former employees of the Company, any Company Subsidiary or any of their affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, and transactions which, individually or in the aggregate, would not have a Material Adverse Effect, and no such plan is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA; (xliv) No labor disturbance by or dispute with employees of the Company or any Company Subsidiary exists or, to the knowledge of the Company or any Company Subsidiary, is contemplated or threatened, and none the Company or any Company Subsidiary is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or the Company Subsidiary’s principal suppliers, contractors or customers (including, without limitation, Malibu Management Inc.), except as would not have a Material Adverse Effect; (xlv) Nothing has come to the attention of the Company or any Company Subsidiary that has caused the Company or any Company Subsidiary to believe that the statistical and market- related data included in each of the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects; (xlvi) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in any of the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith; (xlvii) Neither the Company nor any of the Company Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the

13 Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the equity shares (or limited liability company or partnership interests, as applicable) or long-term debt of the Company or any of the Company Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Company Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus; (xlviii) The statements set forth in the Pricing Prospectus and the Prospectus under the captions "Description of Equity Shares” and "Description of Common Shares," insofar as they summarize the terms of the Class A Shares, and under the caption "Certain U.S. Federal Income Tax Considerations," insofar as they summarize certain provisions of the laws and documents referred to therein, are accurate, complete and fair summaries of the matters referred to therein; (xlix) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act; and (l) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Basic Prospectus and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. (b) The Selling Shareholder represents and warrants to, and agrees with, the Underwriter that: (i) Neither the Pricing Disclosure Package, nor any Issuer Free Writing Prospectus when considered together with the Pricing Disclosure Package, nor the Prospectus, or any amendments or supplements thereto, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that such representations and warranties set forth in this subsection (b)(i) are limited to statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by or on behalf of the Selling Shareholder consists of (A) the legal name, address and the number of Class A Shares owned by the Selling Shareholder immediately prior to the offering contemplated by this Agreement, and (B) the other information with respect to the Selling Shareholder (excluding percentages) which appear in the table (and corresponding

14 footnotes) under the caption “Selling Shareholder” in the Pricing Disclosure Package and the Prospectus (the “Selling Shareholder Information”); (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder; (iii) The execution, delivery and performance of this Agreement and the sale and delivery of the Shares to be sold by the Selling Shareholder and the consummation of the transactions contemplated herein and compliance by the Selling Shareholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Shares to be sold by the Selling Shareholder or any property or assets of the Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound, or to which any of the property or assets of the Selling Shareholder is subject (except for such conflicts, breaches or defaults as would not, singly or in the aggregate, reasonably be expected to materially and adversely affect the performance by the Selling Shareholder of its obligations hereunder), nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its properties (except for such violations of applicable law, statute, rule, regulation, judgment, order, writ or decree as would not, singly or in the aggregate, reasonably be expected to materially and adversely affect the performance by the Selling Shareholder of its obligations hereunder); (iv) The Selling Shareholder has, and at the Time of Delivery will have, valid title to the Shares to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Shareholder or a valid security entitlement in respect of such Shares; (v) Upon payment of the purchase price for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”) (unless delivery of such Shares is unnecessary because such Shares are already in possession of Cede or such nominee), registration of such Shares in the name of Cede or such other nominee (unless registration of such Shares is unnecessary because such Shares are already registered in the name of Cede or such nominee), and the crediting of such Shares on the books of DTC to securities accounts (within the meaning of Section 8-501(a) of the UCC) of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any “adverse claim,” within the meaning of Section 8-105 of the Uniform Commercial Code then in effect in the State of New York (“UCC”), to such Shares), (A) under Section 8-501 of the UCC, the Underwriter will acquire a valid “security entitlement” in respect of such Shares and (B) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any “adverse claim,” within the meaning of Section 8- 102 of the UCC, to such Shares may be asserted against the Underwriter with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery (if necessary) and crediting occur, (I) such Shares will have

15 been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (II) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC, (III) appropriate entries to the account of the Underwriter on the records of DTC will have been made pursuant to the UCC, (IV) to the extent DTC, or any other securities intermediary which acts as “clearing corporation” with respect to the Shares, maintains any “financial asset” (as defined in Section 8-102(a)(9) of the UCC in a clearing corporation pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of DTC or such securities intermediaries and the ownership interest of the Underwriter, (V) claims of creditors of DTC or any other securities intermediary or clearing corporation may be given priority to the extent set forth in Section 8-511(b) and 8-511(c) of the UCC and (VI) if at any time DTC or other securities intermediary does not have sufficient Shares to satisfy claims of all of its entitlement holders with respect thereto then all holders will share pro rata in the Shares then held by DTC or such securities intermediary; (vi) The Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; (vii) No filing with, or consent, approval, authorization, order, registration, qualification or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency, domestic or foreign, is necessary or required for the performance by the Selling Shareholder of its obligations hereunder, or in connection with the sale and delivery of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Act, the rules and regulations promulgated thereunder, the rules of the New York Stock Exchange (the “Exchange”), state securities laws or the rules of FINRA; (viii) Other than under the Alaska Fund Registration Rights Agreement, the Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company or the Operating Partnership under the Registration Statements or included in the offering contemplated by this Agreement; (ix) The Selling Shareholder has not prepared or had prepared on its behalf, or used or referred to, any “free writing prospectus” as defined in Rule 405 under the Act, nor has the Selling Shareholder distributed any written materials in connection with the offer or sale of the Shares; (x) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Selling Shareholder and any other person or entity that would give rise to a valid claim against the Selling Shareholder or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering of the Shares; (xi) Neither the Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA By-Laws) of FINRA; and (xii) Any certificate signed by any officer of the Selling Shareholder delivered to the Underwriter or to counsel for the Underwriter pursuant to or in connection with this Agreement

16 shall be deemed a representation and warranty by the Selling Shareholder to the Underwriter as to the matters covered thereby. 2. Subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Shareholder, at a purchase price per Share of $21.315, 43,500,000 Class A Shares (to be adjusted by you so as to eliminate fractional shares). 3. Upon the authorization by you of the release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus. 4. (a) The Shares to be purchased by the Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least forty-eight hours' prior notice to the Selling Shareholder shall be delivered by or on behalf of the Selling Shareholder to the Underwriter, through the facilities of DTC, for the account of the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Selling Shareholder to the Underwriter at least forty-eight hours in advance. The Selling Shareholder will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Shares, 9:30 a.m., New York time, on September 13, 2016 or such other time and date as the Underwriter and the Selling Shareholder may agree upon in writing. Such time and date for delivery of the Shares is herein called the "Time of Delivery." (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriter pursuant to Section 8(k) hereof will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Los Angeles, California, 90071 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close. 5. The Company agrees with the Underwriter: (a) To prepare the Prospectus in a form approved by you and to file such Prospectus required to be filed pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you and the Selling Shareholder, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you and the Selling Shareholder with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Shares; to advise

17 you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Shares by the Underwriter (references herein to the Registration Statement shall include any such amendment or new registration statement); (b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof; (c) If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriter, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to you. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to you and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be; (d) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; (e) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter and the Selling Shareholder with written and electronic copies of the Prospectus in New York City in such quantities as you and the Selling Shareholder may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same

18 period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and the Selling Shareholder and upon your request to file such document and to prepare and furnish without charge to the Underwriter, to the Selling Shareholder and to any dealer in securities as many written and electronic copies as you and the Selling Shareholder may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case the Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act; (f) To pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act; (g) During the period beginning from the date hereof and continuing to and including the date 60 days after the date of the Prospectus (the "Company Lock-Up Period"), not to (A) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement, prospectus or prospectus supplement under the Act relating to, any securities of the Company that are substantially similar to the Class A Shares, including but not limited to any options or warrants to purchase Class A Shares or any equity securities similar to the Class A Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Class A Shares or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Class A Shares or any such other securities, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Class A Shares or such other securities, in cash or otherwise (other than the Shares to be sold hereunder or pursuant to equity incentive plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Underwriter; provided, however, that (i) the Company Lock-Up Period with respect to any convertible or participating preferred shares shall end 30 days after the date of the Prospectus; (ii) the restrictions set forth in clauses (A) and (B) shall not apply to (x) the issuance by the Company, or an agreement by the Company to issue or the public announcement thereof, of Class A Shares not to exceed, in the aggregate, 10% of the outstanding Class A Shares of the Company as of the date of this Agreement and the issuance by the Operating Partnership of Class A Units of limited partnership interest, not to exceed, in the aggregate, 10% of the outstanding Class A Units of the Operating Partnership as of the date of this Agreement (excluding any Class A Units owned by the Company), in each case, in connection with any acquisition transaction, and the filing of a registration statement on Form S-4 by the Company relating to such securities, (y) the issuance of Class A Shares upon exercise of stock awards granted pursuant to such equity incentive plans and (z) the issuance of Class A Shares in exchange for Class A Units tendered for redemption; provided, further, that in the case of clause (x), each recipient of such securities, if such securities are to be issued prior to the expiration of the Company Lock-Up Period, shall execute and deliver to you, on or prior to the issuance of such securities, a lock-up agreement, substantially in the form attached as Annex VIII in form and substance satisfactory to you, for the remainder of the Company Lock-Up Period.

19 (i) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; (i) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company furnished to or filed with the Commission as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided, however, that the Company shall not be required to provide documents (x) that are available on the Company’s website or through the Commission’s Electronic Data Gathering, Analysis and Retrieval system or (y) the provision of which would violate Regulation FD as promulgated under the Exchange Act unless otherwise disclosed in a manner reasonably designed to provide broad, non-exclusionary distribution of the information to the public; (j) [Reserved]; (k) To use its best efforts to list the Shares for trading, subject to official notice of issuance, on the Exchange; (l) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act; and (m) Upon request of the Underwriter, to furnish, or cause to be furnished, to the Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by the Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred. 6. (a) Each of the Company and the Selling Shareholder represents and agrees, severally and not jointly, that, without the prior consent of the Underwriter, it has not made and will not make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; and the Underwriter represents and agrees that, without the prior consent of the Company and the Selling Shareholder, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company, the Selling Shareholder and the Underwriter is listed on Schedules I(a) and I(c) hereto; (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

20 (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriter and, if requested by the Underwriter, will prepare and furnish without charge to the Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or by the Selling Shareholder expressly for use therein. 7. (a) The Company covenants and agrees with the Selling Shareholder and the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iv) the cost of preparing share certificates, if any; (v) the cost and charges of any transfer agent or registrar; (vi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including without limitation, expenses associated with the production of road show slides and graphics and fees and expenses of any consultants engaged in connection with the road show presentations; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. (b) The Selling Shareholder covenants and agrees with the Underwriter and the Company that the Selling Shareholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp and other duties and stock and other transfer taxes, if any, payable upon the sale of the Shares to the Underwriter, and (ii) the fees and disbursements of its counsel and other advisors. 8. The obligations of the Underwriter hereunder, as to the Shares to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholder shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions: (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission

21 to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; (b) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, shall have furnished to you such written opinion and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to you, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; (c) Hogan Lovells US LLP, counsel for the Company, shall have furnished to you their written opinion and negative assurance letter substantially in the forms attached as Annexes III(a) and (b) hereto, dated such Time of Delivery, and a written tax opinion in a form satisfactory to the Underwriter, dated such Time of Delivery; (d) Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Selling Shareholder, shall have furnished to you their written opinions substantially in the form attached as Annex IV, dated such Time of Delivery; (e) Chris Poag, General Counsel of the Selling Shareholder, shall have furnished to you its written opinions substantially in the form attached as Annex V, dated such Time of Delivery; (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, BDO USA, LLP shall have furnished to you a letter or letters with respect to certain financial information of the Company and the Company Subsidiaries, dated the respective dates of delivery thereof, in form and substance satisfactory to you (the form of the letter delivered prior to the execution of this Agreement is attached as Annex I hereto); (g) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters with respect to certain financial information of ARPI and its subsidiaries, dated the respective dates of delivery thereof, in form and substance satisfactory to you (the form of the letter delivered prior to the execution of this Agreement is attached as Annex II hereto); (h) (i) Neither the Company nor any Company Subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the equity shares (or limited liability company or partnership interests, as applicable) or long-term debt of the Company or any Company Subsidiary or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Company Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable

22 to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus; (i) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred shares by any "nationally recognized statistical rating organization," as defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred shares; (j) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or the NASDAQ Global Market; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; (k) The Company shall have delivered to the Underwriter certificates executed by the chief operating officer and chief financial officer of the Company, dated as of the date this Agreement and as of such Time of Delivery, substantially in the form attached as Annex VI and Annex VII, respectively, hereto in form and substance satisfactory to you; (l) The Company shall have complied with the provisions of Section 5(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; (m) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section 8; (n) The Selling Shareholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of the Chief Executive Officer of the Selling Shareholder reasonably satisfactory to you to the effect that (i) the representations and warranties of the Selling Shareholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of such Time of Delivery and (ii) the Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to such Time of Delivery and as to such other matters as you may reasonably request; (o) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to official notice of issuance, on the Exchange; (p) The Company shall have delivered to the Underwriter executed copies of a lock-up agreement from each person listed on Schedule V hereto, substantially in the form attached as Annex VIII in form and substance satisfactory to you; and

23 (q) The Selling Shareholder shall have delivered to the Underwriter an executed copy of a lock-up agreement from the Selling Shareholder, substantially in the form attached as Annex VIII in form and substance satisfactory to you. 9. (a) The Company and the Operating Partnership, jointly and severally, will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Operating Partnership shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein. (b) The Selling Shareholder will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder expressly for use therein; and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, in reliance upon and in conformity with the Selling Shareholder Information and filed in substantially the same form and context as so provided; and provided further, that the liability of a Selling Shareholder pursuant to this subsection (b) shall not exceed the net

24 proceeds received by the Selling Shareholder from the sale of the Shares by the Selling Shareholder under this Agreement. (c) The Underwriter will indemnify and hold harmless the Company, the Operating Partnership and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company, the Operating Partnership or the Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company and the Operating Partnership and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company and the Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred. (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party

25 shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Partnership and the Selling Shareholder on the one hand and the Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Operating Partnership and the Selling Shareholder on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Operating Partnership and the Selling Shareholder on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriter, as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Operating Partnership or the Selling Shareholder on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership, the Selling Shareholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. (f) The obligations of the Company, the Operating Partnership and the Selling Shareholder under this Section 9 shall be in addition to any liability which the Company, the Operating Partnership and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act and each broker-dealer affiliate of the Underwriter; and the obligations of the Underwriter under this Section 9 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer, trustee and director of the Company, the Operating Partnership and the Selling Shareholder and to each person, if any, who controls the Company, the Operating Partnership or the Selling Shareholder within the meaning of the Act. 10. Notwithstanding anything to the contrary in this Agreement, the aggregate liability of the Selling Shareholder under the Selling Shareholder’s representations and warranties contained in this Agreement, under any certificate or agreement delivered pursuant to this Agreement, under the

26 indemnity and contribution agreements contained in Section 9 or otherwise pursuant to this Agreement shall not exceed the net proceeds received by the Selling Shareholder from the sale of the Shares by the Selling Shareholder under this Agreement. 11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter or the Company, or the Selling Shareholder or any officer or trustee or controlling person of the Company, or any controlling person of the Selling Shareholder, and shall survive delivery of and payment for the Shares. 12. If for any reason any Shares are not delivered by or on behalf of the Selling Shareholder as provided herein, the Selling Shareholder will reimburse the Underwriter for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Selling Shareholder shall then be under no further liability to the Underwriter except as provided in Sections 7 and 9 hereof. 13. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify its clients. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036, Facsimile: (646) 855-3073, Attention: Syndicate Department, with a copy to: Facsimile: (212) 230-8730, Attention: ECM Legal; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Chief Legal Officer; and if to the Selling Shareholder, c/o 801 West 10th Street, Suite 302, Juneau, Alaska 99801, Attention: Christopher Poag. 14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company, the Operating Partnership and the Selling Shareholder and, to the extent provided in Sections 9 and 11 hereof, the officers or trustees of the Company and the Selling Shareholder and each person who controls the Company, the Selling Shareholder or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase. 15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. 16. The Company, the Operating Partnership and the Selling Shareholder acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm's-length commercial transaction between the Company, the Operating Partnership and the Selling Shareholder, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction, the Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, the Operating Partnership or the Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company, the Operating Partnership or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto

27 (irrespective of whether the Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters) or any other obligation to the Company, the Operating Partnership or the Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) each of the Company, the Operating Partnership and the Selling Shareholder has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company, the Operating Partnership and the Selling Shareholder agrees that it will not claim that the Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, the Operating Partnership or the Selling Shareholder, in connection with such transaction or the process leading thereto. 17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Operating Partnership, the Selling Shareholder and the Underwriter, with respect to the subject matter hereof. 18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. 19. The Company, the Operating Partnership, the Selling Shareholder and the Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. 20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. 21. Notwithstanding anything herein to the contrary, the Company and the Selling Shareholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholder relating to that treatment and structure, without the Underwriter imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure of the potential transaction shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.

Execution Version [Signature Page to Lock-Up Agreement] If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Underwriter, the Company, the Operating Partnership and the Selling Shareholder. Very truly yours, American Homes 4 Rent By: /s/ David P. Singelyn Name: David P. Singelyn Title: Chief Executive Officer American Homes 4 Rent, L.P. By: American Homes 4 Rent, its sole General Partner By: /s/ David P. Singelyn Name: David P. Singelyn Title: Chief Executive Officer Alaska Permanent Fund Corporation By: /s/ Angela Rodell Name: Angela Rodell Title: Executive Director and CEO (Signatures Continue on Following Page)

Accepted as of the date hereof Merrill Lynch, Pierce, Fenner & Smith Incorporated By: /s/ Chris Porter__________________ Name: Chris Porter Title: Managing Director Investment Banking